Exhibit 1.01

GLOSSARY OF TERMS

The following table summarizes certain terms and abbreviations that may be used within the text of this report:

Abbreviation	Term
CMRT	RMI’s Conflict Minerals Reporting Template

Communication Suspended - Not Interested	RMI assigned smelter or refiner status for a facility which has strongly communicated a lack of interest in participation in the RMI RMAP program

Conflict-free	A status for which all associated conflict minerals are sourced through smelters of refiners validated by recognized responsible sourcing protocols such as RMI’s RMAP and its cross-recognized programs (e.g., RJC and LBMA) as not financing armed conflict

DRC	Democratic Republic of the Congo

DTV	Digital Television

Form SD	The U.S. Securities and Exchange Commission’s Specialized Disclosure Form

Framework	OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition

HDTV	High-Definition Television

LBMA	London Bullion Market Association

Non-Conformant	RMI status for a smelter or refiner facility that was audited but found to be nonconformant with the relevant RMAP standard

OECD	Organisation for Economic Co-operation and Development

RCOI	Reasonable Country of Origin Inquiry

RJC	Responsible Jewelry Council

RMAP	Responsible Minerals Assurance Process

RMI	Responsible Minerals Initiative

Rule	Rule 13p-1 under the Securities Exchange Act (17 CFR 240.13p-1)

Dolby Laboratories, Inc.

Conflict Minerals Report

For Calendar Year Ended December 31, 2023

Introduction

This Conflict Minerals Report (this “Report”) of Dolby Laboratories, Inc. (“Dolby” or the “Company”) has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1, 2023, to December 31, 2023. The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals referred to as “Conflict Minerals” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their metallic derivatives which include tantalum, tin and tungsten. The “Covered Countries” for purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia, and Angola.

Dolby has determined that certain Conflict Minerals are necessary to the functionality or production of products manufactured or contracted to be manufactured by us during calendar year 2023. These products are referred to in this Report as “Covered Products.” Dolby has conducted a RCOI reasonably designed to determine if Conflict Minerals originated in the Covered Countries. Based on our RCOI, Dolby believes that certain of the Conflict Minerals used in our products may have originated in the Covered Countries. Because of this finding, we performed additional due diligence on the source and chain of custody of these Conflict Minerals based on the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition (“Framework”), to determine if the Conflict Minerals that may have originated in the Covered Countries benefited armed groups. As such, we believe our process was reasonably designed and performed in good faith. After performing the RCOI and additional due diligence in conformity with the Framework, we were unable to comprehensively determine the origin of all Conflict Minerals used in our products, the facilities used to process them, their country of origin, and their mine or location of origin. We note, however, that we did not learn of any facts that led us to conclude that any of our Covered Products include Conflict Minerals that originated in a Covered Country and financed or benefitted an armed group.

The Covered Products are hardware products, and a significant majority of Dolby’s revenues are associated with licensing and services as opposed to physical hardware products. As reported in Dolby’s Annual Report on Form 10-K for the fiscal year ended September 29, 2023, Dolby’s Products and Services revenue for the fiscal year period comprised approximately 8% of reported revenues of $1.3 billion. Most of Dolby’s hardware products are manufactured by contract manufacturers. These factors result in a relatively small supply base as indicated in the RCOI summary. Descriptions of our covered products are provided below.

Descriptions of Covered Products

Product		Description
Cinema	Cinema Imaging Products

Digital cinema servers used to load, store, decrypt, decode, watermark, and playback digital film files for presentation on digital cinema projectors and software used to encrypt, encode, and package digital media files for distribution.

	Cinema Audio Products	Cinema processors, amplifiers, and loudspeakers used to decode, render, and optimally play back digital cinema soundtracks, including those using Dolby Atmos.
Other	Other Products	3-D glasses and kits, broadcast hardware and software used to encode, transmit, and decode multiple channels of high-quality audio for DTV and HDTV distribution, monitors, and accessibility solutions for hearing and visually impaired consumers.

RCOI

Our RCOI consisted of requesting a completed RMI CMRT from our contract manufacturers and suppliers of materials/products/components received by Dolby in 2023 for purchases made through Dolby’s purchase order system for use in applicable Dolby products. Responses were reviewed for completeness and consistency, and we routinely followed up with our suppliers for corrections and clarifications as needed. We submitted this questionnaire to 54 suppliers and manufacturers of components and products purchased directly by Dolby. As of May 16, 2024, we did not receive complete responses to the questionnaire from 8 of these suppliers (14.8%) despite repeated follow-up attempts with these nonresponsive suppliers. We were informed that many of Dolby’s suppliers have not received responses from all their upstream suppliers. Of the responses received, 24 suppliers indicated that they source Conflict Minerals from the Covered Countries while 2 others indicated they do not know whether they source Conflict Minerals from the Covered Countries. Based on these responses, we conducted additional due diligence on the smelters and refiners identified.

Due Diligence Framework

Dolby’s due diligence program was designed to conform in all material respects with the OECD Framework.

Due Diligence Measures Taken

The due diligence measures taken include, but are not limited to, those described as follows:

Dolby has assembled a conflict minerals project team comprised of representatives from engineering, legal, and procurement who meet periodically and provide oversight of our Conflict Minerals program. Dolby adopted a conflict minerals policy in 2013 and it was updated in 2018. The policy, which is available at

https://investor.dolby.com/governance/Governance-Overview/default.aspx#governance-documents , describes our commitment to avoiding the use of Conflict Minerals that finance or benefit armed groups. Our policy statement does not exclude the use of responsibly sourced materials from the Covered Countries. Dolby has communicated this policy to our suppliers. We encourage suppliers to seek conflict-free sources of Conflict Minerals that are validated as conflict-free by recognized responsible sourcing protocols such as RMAP and its cross-recognized programs (e.g., RJC and LBMA). If we become aware of a supplier who does not meet the expectations specified in our conflict minerals policy, including the provision of a CMRT, our director of procurement may seek alternative sources of supply for our products or components. In support of Dolby’s Conflict Minerals program, we participate in industry groups on the topic of Conflict Minerals and other responsible sourcing matters. Dolby is an active member of RMI, and we utilize data from RMI for smelter conformance status and reasonable country of origin information.

Findings and Conclusions

Through our RCOI, certain suppliers reported the use of smelters or refiners with an RMI audit status of “Non-Conformant” or “Communication Suspended - Not Interested”. We cannot be certain these smelters or refiners are present in our supply chain due to uncertainty in our supplier survey results. We have asked these suppliers to request that these smelters or refiners pursue conformance to a recognized responsible sourcing protocol or be removed from our supply chain. Where contact information was available, we have communicated this request directly to these smelters or refiners. Should these smelters or refiners decline to pursue conformance to a recognized responsible sourcing protocol and our supplier refuses to remove these smelters from our supply chain, we will evaluate our relationship with that supplier and explore alternatives.

Dolby did not receive responses from certain of our suppliers as noted above. We made repeated requests that these suppliers provide a CMRT. A list of these nonresponsive suppliers was provided to our director of procurement who is determining if Dolby will continue to purchase components from these non-responsive suppliers or if alternative suppliers can be identified and utilized in the future. We continue to include provisions in new supply agreements relating to the gathering of Conflict Minerals information, the provision of a CMRT, and the sourcing of Conflict Free materials to encourage greater cooperation by the companies in our supply chain.

As we have not received conclusive data from all our direct suppliers, we are unable to make a definitive determination about all sources of the tin, tungsten, tantalum or gold in our products and cannot determine whether our supply chain is “conflict-free”. However, we received no information from our direct suppliers who did provide a CMRT response to indicate that the tin, tantalum, tungsten or gold directly or indirectly financed or benefitted armed groups in the DRC or adjoining countries. The table in Annex 1 lists the names and countries of the smelters or refiners reported by our suppliers. Annex 2 lists the countries of origin identified as the sources of those smelters and refiners.

We believe that requesting our contract manufacturers and component/product/material suppliers to complete the RMI CMRT and encouraging these upstream suppliers to source materials from conflict-free sources such as those validated by the RMAP, communicating our conflicts minerals policy, reviewing the smelter or refiner information provided, and reviewing the country of origin of source materials of those smelters or refiners represents a reasonable effort to determine the mines or location of origin of the Conflict Minerals in our supply chain. Moving forward, the Company will continue to implement commercially reasonable procedures to prevent Conflict Minerals that finance or benefit armed groups from entering our supply chain.

Independent Private Sector Audit (IPSA)

Not required for reporting year 2023.

Risk Factors

The statements above are based on the RCOI process and due diligence performed in good faith by the Company. These statements are based on the infrastructure and information available at the time. A number of factors could introduce errors or otherwise affect Dolby’s Conflict Minerals status. These factors include, but are not limited to, gaps in supplier data, gaps in smelter or refiner data, errors or omissions by suppliers, errors or omissions by smelters or refiners, the definition of a smelter or refiner not being finalized at the end of the reporting period, all instances of Conflict Minerals necessary to the functionality or manufacturing of Dolby’s products possibly not yet having been identified, gaps in supplier education and knowledge, timeliness of data, public information not discovered during a reasonable search, errors in public data, inaccurate or incomplete information due to disruptions caused by military conflicts and natural disasters, language barriers and translation, supplier and smelter or refiner unfamiliarity with the protocol, oversights or errors in independent third party audits conducted by the RMAP, LBMA, or RJC, Covered Countries sourced materials being declared secondary materials, companies going out of business, auditing programs being not equally advanced for all industry segments and metals, and smuggling of Conflict Minerals from the Covered Countries to countries beyond the Covered Countries.

Forward-Looking Statements

Certain statements in this Report, including, but not limited to, statements relating to Dolby’s future supply management practices, policies and plans for procurement of materials, and efforts to improve supply chain transparency, are “forward-looking statements” that are subject to risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words such as “believe,” “continue,” “could,” “expect,” “may,” “will,” “would,” “should,” “plan,” “anticipate,” or “intend” or the negative of these words or other similar terms or expressions. Such forward-looking statements are based on management’s reasonable and current assumptions and expectations, but such statements inherently involve substantial risks and uncertainties. Actual results may differ materially from those discussed in these forward-looking statements due to a number of factors. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: the ability of Dolby and its suppliers to obtain reliable information as to the source of purchased production materials; whether upstream suppliers responsibly source materials from conflict-free sources; political and regulatory developments; and other risks detailed under the section captioned “Risk Factors” in this Report. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Annex 1

The table below shows the smelters and refiners reported by our contract manufacturers and component/product/materials suppliers in their CMRTs as of May 16, 2024, covering materials provided to Dolby during calendar year 2023:

Metal	Standard Smelter Name	Country
Gold	8853 S.p.A.	ITALY
Gold	ABC Refinery Pty Ltd.	AUSTRALIA
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	African Gold Refinery	UGANDA
Gold	Agosi AG	GERMANY
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Al Ghaith Gold	UNITED ARAB EMIRATES
Gold	Albino Mountinho Lda.	PORTUGAL
Gold	Alexy Metals	UNITED STATES OF AMERICA
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Augmont Enterprises Private Limited	INDIA
Gold	Aurubis AG	GERMANY
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden Ronnskar	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery—Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	Chimet S.p.A.	ITALY
Gold	Chugai Mining	JAPAN
Gold	Ci Metales Procesados Industriales SAS	COLOMBIA
Gold	Coimpa Industrial LTDA	BRAZIL
Gold	Daejin Indus Co., Ltd.	SOUTH KOREA
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dongwu Gold Group	CHINA
Gold	Dowa	JAPAN
Gold	DSC (Do Sung Corporation)	SOUTH KOREA
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA

Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	GG Refinery Ltd.	TANZANIA
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Gold by Gold Colombia	COLOMBIA
Gold	Gold Coast Refinery	GHANA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Hua Jian Trade Co., Ltd.	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hang Seng Technology	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Heraeus Germany GmbH Co. KG	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	HwaSeong CJ CO., LTD.	SOUTH KOREA
Gold	Industrial Refining Company	BELGIUM
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	JALAN & Company	INDIA
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIA
Gold	JSC Novosibirsk Refinery	RUSSIA
Gold	JSC Uralelectromed	RUSSIA
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	K.A. Rasmussen	NORWAY
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Zinc Co., Ltd.	SOUTH KOREA
Gold	KP Sanghvi International Pvt Ltd	INDIA
Gold	Kundan Care Products Ltd.	INDIA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIA
Gold	L’azurde Company for Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	L’Orfebre S.A.	ANDORRA

Gold	LS MnM Inc.	SOUTH KOREA
Gold	LT Metal Ltd.	SOUTH KOREA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	MD Overseas	INDIA
Gold	Marsam Metals	BRAZIL
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Minchali Metal Industry Co., Ltd.	JAPAN
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MKS PAMP SA	SWITZERLAND
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Moscow Special Alloys Processing Plant	RUSSIA
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	NH Recytech Company	SOUTH KOREA
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIA
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	REMONDIS PMR B.V.	NETHERLANDS
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	CZECHIA
Gold	Sai Refinery	INDIA
Gold	Samduck Precious Metals	SOUTH KOREA
Gold	Samwon Metals Corp.	SOUTH KOREA
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	Sellem Industries Ltd.	MAURITANIA
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Gold	Shandong Gold Smelting Co., Ltd.	CHINA

Gold	Shandong Hengbang Smelter Co., Ltd.	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Shirpur Gold Refinery Ltd.	INDIA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	Sino-Platinum Metals Co., Ltd.	CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIA
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Sovereign Metals	INDIA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	SOUTH KOREA
Gold	Super Dragon Technology Co., Ltd.	TAIWAN
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	SOUTH KOREA
Gold	TSK Pretech	SOUTH KOREA
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Value Trading	BELGIUM
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	WEEEREFINING	FRANCE
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Wuzhong Group	CHINA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zhuhai Toxic Materials Monopoly Ltd.	CHINA
Gold	Zhuzhou Smelting Group Co., Ltd	CHINA
Multiple	Plansee SE Reutte	AUSTRIA
Tantalum	5D Production OU	ESTONIA
Tantalum	AMG Brasil	BRAZIL
Tantalum	ANHUI HERRMAN IMPEX CO.	CHINA
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Avon Specialty Metals Ltd.	UNITED KINGDOM

Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	Duoluoshan	CHINA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	KEMET de Mexico	MEXICO
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA
Tantalum	Meta Materials	NORTH MACEDONIA, REPUBLIC OF
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	PowerX Ltd.	RWANDA
Tantalum	QSIL Metals Hermsdorf GmbH	GERMANY
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	RFH Recycling Metals Co., Ltd.	CHINA
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIA
Tantalum	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	TANIOBIS Co., Ltd.	THAILAND
Tantalum	TANIOBIS GmbH	GERMANY
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CHINA
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin	Aurubis Beerse	BELGIUM
Tin	Aurubis Berango	SPAIN
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA

Tin	Chofu Works	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin	CRM Synergies	SPAIN
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Dongguan City Xida Soldering Tin Products Co.	CHINA
Tin	Dowa	JAPAN
Tin	DS Myanmar	MYANMAR
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin	EM Vinto	BOLIVIA
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tin	Feinhutte Halsbrucke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining and Metallurgy Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA
Tin	Guangxi Nonferrous Metals Group	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Hezhou Jinwei Tin Co., Ltd.	CHINA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	IMPAG AG	Unknown
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	LIAN JING	CHINA
Tin	Luna Smelter, Ltd.	RWANDA
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA
Tin	Ma’anshan Weitai Tin Co., Ltd.	CHINA
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA
Tin	Materials Eco-Refining Co., Ltd.	JAPAN
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallum Group Holding NV	BELGIUM
Tin	Metallum Metal Trading Company	Unknown
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Ming Li Jia smelt Metal Factory	CHINA

Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Ney Metals and Alloys	Unknown
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	Novosibirsk Tin Combine	RUSSIA
Tin	Nyrstar	Unknown
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	OMODEO A. E S. METALLEGHE SRL	Unknown
Tin	Operaciones Metalurgicas S.A.	BOLIVIA
Tin	Pongpipat Company Limited	MYANMAR
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Masbro Alam Stania	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Mitra Sukses Globalindo	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur (SIM)	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	PT Timah Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Rian Resources SDN. BHD.	MALAYSIA
Tin	Rui Da Hung	TAIWAN
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA

Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA
Tin	Sichuan Guanghan Jiangnan Casting Smelters	CHINA
Tin	Sigma Tin Alloy Co., Ltd.	CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Solder Coat	THAILAND
Tin	Super Ligas	BRAZIL
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CHINA
Tin	Taiwan Huanliang	Unknown
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM
Tin	Thaisarco	THAILAND
Tin	TIN PLATING GEJIU	CHINA
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Top-Team Technology (Shenzhen) Ltd.	CHINA
Tin	TRATHO Metal Quimica	BRAZIL
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	VQB Mineral and Trading Group JSC	VIETNAM
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	WUJIANG CITY LUXE TIN FACTORY	CHINA
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	Unknown
Tin	Xianghualing Tin Industry Co., Ltd.	Unknown
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin	XURI	CHINA
Tin	Yifeng Tin	CHINA
Tin	Yuecheng Tin Co., Ltd.	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tin	Yunnan Geiju Smelting Corp.	Unknown
Tin	Yunnan Industrial Co., Ltd.	CHINA
Tin	Yunnan Malipo Baiyi Kuangye Co.	CHINA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tin	Zhongshan Jinye Smelting Co.,Ltd	Unknown
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten	Artek LLC	RUSSIA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM
Tungsten	Avon Specialty Metals Ltd.	UNITED KINGDOM
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten	CP Metals Inc.	UNITED STATES OF AMERICA
Tungsten	Cronimet Brasil Ltda	BRAZIL
Tungsten	DONGKUK INDUSTRIES CO., LTD.	SOUTH KOREA
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	HANNAE FOR T Co., Ltd.	SOUTH KOREA
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIA
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	JSC “Kirovgrad Hard Alloys Plant”	RUSSIA
Tungsten	Kenee Mining Corporation Vietnam	VIETNAM
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	KGETS Co., Ltd.	SOUTH KOREA
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN
Tungsten	LLC Vostok	RUSSIAN
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Masan High-Tech Materials	VIETNAM
Tungsten	Moliren Ltd.	RUSSIA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	NPP Tyazhmetprom LLC	RUSSIA
Tungsten	OOO “Technolom” 1	RUSSIA
Tungsten	OOO “Technolom” 2	RUSSIA
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Plansee Composite Materials GmbH	GERMANY
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tungsten	Tungsten Vietnam Joint Stock Company	VIETNAM
Tungsten	Unecha Refractory metals plant	RUSSIA
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Woltech Korea Co., Ltd.	SOUTH KOREA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA

Annex 2

The table below provides a list of countries identified as potential sources of minerals for the smelters or refiners described in Annex 1:

Gold

Algeria

Andorra

Antigua and Barbuda

Argentina

Australia

Austria

Azerbaijan

Bahamas

Barbados

Belarus

Belgium

Benin

Bolivia

Bosnia and Herzegovina

Botswana

Brazil

Bulgaria

Burkina Faso

Cambodia

Cameroon

Canada

Cayman Islands

Chile

China

Colombia

Costa Rica

Côte d’Ivoire

Croatia

Curacao

Cyprus

Czechia

Democratic Republic of the Congo

Denmark

Dominican Republic

Ecuador

Egypt

El Salvador

Estonia

Fiji

Finland

France

French Guiana

Georgia

Germany

Ghana

Greece

Grenada

Guatemala

Guinea

Guyana

Honduras

Hungary

Iceland

India

Indonesia

Ireland

Israel

Italy

Jamaica

Japan

Jordan

Kazakhstan

Kenya

Kuwait

Kyrgyzstan

Laos

Latvia

Lebanon

Liberia

Liechtenstein

Lithuania

Luxembourg

Macao

Malaysia

Mali

Malta

Mauritania

Mauritius

Mexico

Monaco

Mongolia

Morocco

Mozambique

Namibia

Netherlands

New Zealand

Nicaragua

Niger

Norway

Oman

Pakistan

Panama

Papua New Guinea

Peru

Philippines

Poland

Portugal

Puerto Rico

Romania

Russia

Saint Kitts and Nevis

Saudi Arabia

Senegal

Serbia

Singapore

Sint Maarten

Slovakia

Slovenia

South Africa

South Korea

Spain

St Vincent and Grenadines

Sudan

Suriname

Sweden

Switzerland

Taiwan

Tanzania

Thailand

Trinidad and Tobago

Tunisia

Turkey

Turks and Caicos

Ukraine

United Arab Emirates

United Kingdom

United States of America

Uruguay

Uzbekistan

Vietnam

Zambia

Zimbabwe

Tantalum

Australia

Belarus

Brazil

Burundi

Canada

China

Czechia

Democratic Republic of the Congo

El Salvador

Estonia

Ethiopia

France

Germany

India

Indonesia

Ireland

Israel

Japan

Madagascar

Mexico

Mozambique

Nigeria

Russia

Rwanda

Sierra Leone

Singapore

South Korea

Spain

Taiwan

Thailand

United Kingdom

United States of America

Tin

Argentina

Australia

Austria

Bangladesh

Belarus

Belgium

Bolivia

Brazil

Bulgaria

Burundi

Canada

Chile

China

Croatia

Cyprus

Czechia

Democratic Republic of the Congo

Denmark

Egypt

Finland

France

Germany

Greece

Honduras

Hungary

India

Indonesia

Ireland

Israel

Italy

Japan

Jordan

Laos

Latvia

Lithuania

Luxemburg

Malaysia

Malta

Mexico

Mongolia

Morocco

Myanmar

Netherlands

New Zealand

Nigeria

Pakistan

Peru

Philippines

Poland

Portugal

Puerto Rico

Romania

Russia

Rwanda

Saudi Arabia

Serbia

Singapore

Slovakia

Slovenia

South Africa

South Korea

Spain

Sweden

Switzerland

Taiwan

Tanzania

Thailand

Tunisia

Turkey

United Arab Emirates

United Kingdom

United States of America

Uruguay

Vietnam

Tungsten

Australia

Austria

Bolivia

Brazil

Burundi

China

Democratic Republic of the Congo

Germany

India

Ireland

Israel

Japan

Kazakhstan

Malaysia

Mexico

Mongolia

Myanmar

Netherlands

Nigeria

Portugal

Russia

Rwanda

South Korea

Singapore

Spain

Taiwan

Tanzania

Thailand

Turkey

Uganda

United Kingdom

United States of America

Vietnam